Warrant Liabilities	12 Months Ended
Dec. 31, 2017
Warrant Liabilities [Abstract]
Warrant Liabilities

14. Warrant Liabilities

In connection with our August 30, 2012 private financing, the Company issued 977,063 warrants to investors and the broker. In accordance with ASC 815-40, Contracts in Entity’s Own Equity, the warrants have been accounted as derivative liabilities to be re- measured at the end of every reporting period with the change in fair value reported in the consolidated statement of operations. On August 30, 2012, such warrants were valued at $1,525,000 utilizing a valuation model and were initially recorded as a liability. The fair value of the warrants is remeasured at each reporting period based on the Monte Carlo valuation.

As of December 31, 2016, the warrant liability was revalued as disclosed in Note 10, and recorded at its fair value of approximately $70,785.

In 2017, there were 182,534 warrants exercised and all the remaining 353,716 warrants were expired as of August 30, 2017.